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                                                                   Exhibit 10(g)
                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT (this "First Amendment") by and between MILLIONAIRE.COM, a Nevada corporation ("Employer"), and ROBERT L. WHITE, an individual resident of the State of South Carolina ("Employee"), is made and entered into as of the 12th day of February, 1999.


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the parties hereto have entered into that certain Employment Agreement, dated as of December 23, 1998 (the "Employment Agreement"); and

     WHEREAS, the parties desire to amend the Employment Agreement in the manner more fully set forth hereinbelow;

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

     1.   Definitions. Capitalized terms used herein, unless otherwise defined,
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shall have the meanings given to them in the Employment Agreement.

     2.   Amendments to the Employment Agreement. The Employment Agreement is
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hereby amended as follows:

          (i) By deleting Paragraph 1 in its entirety and substituting the following in lieu thereof:

                 1.  Employment. For the term of employment, Employer agrees to
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          employ Employee and Employee agrees to accept such employment and to perform such duties and functions as the Board of Directors of Employer may assign to Employee from time to time. Employee agrees to devote his full time and energy to the business of Employer, and shall perform his duties in a trustworthy and businesslike manner, all for the purpose of advancing the interests of Employer. Initially, Employee shall serve as Chief Executive Officer of Employer.

          (ii) By deleting the phrase "Chief Executive Officer" from the first sentence of Paragraph 7 and substituting the following in lieu thereof:
     "employed as an executive officer"; and

          (iii)  By deleting Paragraph 8 in its entirety.
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     3.   Effective Date: Ratification. This First Amendment shall be effective
          ----------------------------
as of the date first above written. Except as amended pursuant to this First Amendment, the Employment Agreement remains in full force and effect and is hereby ratified and confirmed and incorporated herein in all respects by the parties to this First Amendment.

     4.   Headings. The headings contained herein are for convenience of
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reference only and are not intended to define, limit, expand or describe the scope or intent of any provision of this First Amendment.

     5.   Counterparts. This First Amendment may be executed and delivered in
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two or more counterparts, each of which, when executed and delivered, shall be deemed more counterparts, each of which, when executed and delivered, shall be deemed an original, but all parts together shall constitute one instrument.

     6.   Amendments. The Employment Agreement and this First Amendment may not
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be further modified or amended except by a written agreement specifically referring to the Employment Agreement signed by each party hereto.



                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the undersigned parties hereto have executed this First
Amendment as of the day and the year first above written.



"EMPLOYER"                                      "EMPLOYEE"

MILLIONAIRE.COM                                 ROBERT L. WHITE
a Nevada corporation


By:            /s/                              /s/ Robert L. White
   ----------------------------                 --------------------------------
Title: CEO                                      Robert L. White

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